Elizabeth Gioia Vice President, Corporate Counsel Prudential
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

September 10, 2026

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:
CG Variable Annuity Separate Account ("Registrant")
File No. 811-06691

Members of the Commission:

Prudential, on behalf of Connecticut General Life Insurance Company and CG Variable Annuity Separate Account, hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual report for the following underlying fund for the period ended June 30, 2026, has been submitted to contract owners
Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

Some of the funds included in the Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the fund has filed or will file this report with the Commission.

Please direct any questions regarding this filing to the undersigned at (203) 402-1624.

Very truly yours,

/s/ Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel
Prudential